UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2019

INTERPACE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code:

Interpace Diagnostics Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	IDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 Results of Operations and Financial Condition.

On November 13, 2019, Interpace Biosciences, Inc. (formerly known as Interpace Diagnostics Group, Inc.) (the “Company”) issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2019. The full text of the press release is set forth as Exhibit 99.1 attached hereto and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2019, the Company filed with the Secretary of the State of Delaware a Certificate of Amendment to the Certificate of Incorporation of the Company to change the Company’s corporate name from “Interpace Diagnostics Group, Inc.” to “Interpace Biosciences, Inc.,” effective as of November 12, 2019. Effective November 12, 2019, the Company also amended and restated its Bylaws to reflect such name change.

Copies of the Certificate of Amendment to the Certificate of Incorporation and Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 8.01. Other Events.

The Company’s shares of common stock, par value $0.01, will continue to trade on The Nasdaq Stock Market LLC under the symbol “IDXG.”

In addition, the Company’s board of directors approved amendments to the 2019 Equity Incentive Plan and Employee Stock Purchase Plan solely to reflect the name change described herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Interpace Biosciences, Inc. (filed herewith).

3.2	Amended and Restated Bylaws of Interpace Biosciences, Inc. (filed herewith).

99.1	Press Release, dated November 13, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

/s/ Jack E. Stover
Jack E. Stover
President and Chief Executive Officer

Date: November 14, 2019